UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 21, 2014 (May 21, 2014)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800

Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 5.03 regarding the Partnership Agreement (as defined below) of BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and the Series A Preferred Units (as defined below) is incorporated by reference into this Item 1.01.

ITEM 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 regarding the Partnership Agreement of the Partnership is incorporated by reference into this Item 3.03.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

A previously reported, on May 14, 2014, the Partnership and BreitBurn GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC, and MLV & Co. LLC, as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the public offering and sale by the Partnership of 7,000,000 8.25% Series A Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”) representing limited partner interests in the Partnership at a price to the public of $25.00 per unit (the “Offering”). Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters a 30-day option to purchase up to an additional 1,000,000 Series A Preferred Units from the Partnership, which the Underwriters have exercised in full. The Offering of 8,000,000 Series A Preferred Units is expected to close on May 21, 2014. The Partnership expects that the units will begin trading on The NASDAQ Global Select Market on May 22, 2014 under the symbol “BBEPP.”

In connection with the closing of the Offering, on May 21, 2014, the Partnership executed the Second Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. (the “Partnership Agreement”) for the purpose of defining the preferences, rights, powers and duties of holders of Series A Preferred Units. The Partnership Agreement also incorporates (i) the duly authorized amendments to the Partnership Agreement previously approved by the board of directors of the General Partner (the “Board”), (ii) revisions to certain tax provisions made to conform these provisions more clearly to applicable Treasury Regulations, and with the manner in which the major accounting firms apply these provisions, and (iii) changes to the Partnership Agreement to reflect the passage of time and to remove provisions that are no longer applicable.

The Series A Preferred Units rank senior to the Partnership’s common units with respect to the payment of distributions and distribution of assets upon liquidation, dissolution and winding up. The Series A Preferred Units have no stated maturity and are not subject to mandatory redemption or any sinking fund and will remain outstanding indefinitely unless repurchased or redeemed by the Partnership or converted into its common units in connection with a change of control.

Holders of Series A Preferred Units issued in the Offering will be entitled to receive, when, as and if declared by the Board out of legally available funds for such purposes, cumulative cash monthly distributions. Distributions on Series A Preferred Units will be cumulative from May 21, 2014, and payable monthly on the 15th day of each month, commencing July 15, 2014, when, as and if declared by the Board of any authorized committee thereof out of legally available funds for such purpose. The initial distribution on the Series A Preferred Units will be paid on July 15, 2014 in an amount equal to $0.309375 per unit. Distributions on the Series A Preferred Units will accrue at a rate of 8.25% per annum per $25.00 stated liquidation preference per Series A Preferred Unit.

At any time on or after May 15, 2019, the Partnership may, at its option, redeem the Series A Preferred Units, in whole or in part, at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions thereon to the date of redemption. In addition, the Partnership may redeem the Series A Preferred Units at the same redemption price following certain changes of control, as described in the Partnership Agreement; if the Partnership does not exercise this option, then the holders of the Series A Preferred Units have the option to convert the Series A Preferred Units into a number of common units per Series A Preferred Unit as set forth in the Partnership Agreement. If the Partnership exercises its right to redeem all outstanding Series A Preferred Units, the holders of Series A Preferred Units will not have the conversion right described above.

Holders of Series A Preferred Units will generally have no voting rights except in certain limited circumstances or as required by law. The terms of the Series A Preferred Units are more fully set forth in the Partnership Agreement, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Document

3.1	Second Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P.

4.1	Specimen Unit Certificate for the Series A Preferred Units (attached as Exhibit B to the Second Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. filed as Exhibit 3.1 hereto and incorporated herein by reference).

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Series A Preferred Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: May 21, 2014	By:	/s/ James G. Jackson
James G. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

3.1	Second Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P.

4.1	Specimen Unit Certificate for the Series A Preferred Units (attached as Exhibit B to the Second Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. filed as Exhibit 3.1 hereto and incorporated herein by reference).

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Series A Preferred Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and 8.1).

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